Financial Instrument	6 Months Ended
Sep. 30, 2025
Financial Instrument [Abstract]
FINANCIAL INSTRUMENT

Note 8 — FINANCIAL INSTRUMENT

	As of
	March 31, 2025	September 30, 2025	September 30, 2025
	S$	S$	US$
Financial instrument, beginning	231,293	236,771	183,543
Net fair value change	5,478	3,141	2,435
Foreign currency adjustment	—	(9,314)	(7,220)
Financial instrument, ending	236,771	230,598	178,758

The fair value is based on the redemption value quoted by the insurance company. There is no change in valuation approach and technique. The insurance policy is pledged to the bank as security for the Company’s bank loans (Note 12).

This Policy is recorded in the consolidated financial statements as “financial instrument”, represented by the total cash surrender value of the contract stated in the annual statement of the policy (Level 3). Changes in the cash value is recognized as “other income” in the unaudited interim condensed consolidated statements of operations and comprehensive income.